ANGEL OAK FUNDS

Angel Oak Multi-Strategy Income Fund

A Shares – ANGLX

C Shares – ANGCX

Institutional Shares – ANGIX

PROSPECTUS

May 30, 2013

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 1080

Atlanta, Georgia 30305

404-953-4900

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

SUMMARY SECTION

Investment Objective

The investment objective of the Angel Oak Multi-Strategy Income Fund (the “Fund”) is current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts or waivers is available from your financial professional and in the section “How to Buy Shares — Sales Charges” on page 20 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Institutional Class
Maximum Sales Charge (load) Imposed on Purchases	2.25%	None	None
(as a % of offering price)
Maximum Deferred Sales Charge (load)	None	1.00%[1]	None
(as a % of amount redeemed)
Fee for Redemptions Paid by Wire	$15.00	$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.12%	1.12%	1.12%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses[2,3]	1.86%	2.61%	1.61%

[1]	The Fund charges this fee on Class C shares redeemed within one year of purchase.

[2]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]

Effective September 1, 2012, the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until August 31, 2013, so that Total Annual Fund Operating Expenses does not exceed 0.99%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees; extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”). Prior to

September 1, 2012, the expense cap was 1.50%. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the one year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$384	$772	$1,185	$2,335
Class C Shares	$238	$787	$1,362	$2,925
Institutional Shares	$137	$483	$852	$1,889

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the period ended January 31, 2013, the Fund’s portfolio turnover rate was 54.56% of the average value of its portfolio.

Principal Investment Strategies

The Angel Oak Multi-Strategy Income Fund (the “Fund”) invests primarily in asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund’s allocation of its assets into various asset classes within the asset-backed fixed income market will depend on the views of Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to the Fund, as to the best value relative to what is currently presented in the market place. From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities.

Currently, the Adviser anticipates focusing the Fund’s investments on non-agency, residential mortgage-backed securities. When selecting these types of investments for the

Fund, the Adviser intends to focus on residential mortgage-backed securities that are collateralized by pools of Prime or Alternative-A (“Alt-A”) mortgages (i.e., mortgages made to borrowers with lower credit risk profiles than “sub-prime”) and that are seasoned (i.e., have a history of timely payments) (these securities are also known as “collateralized mortgage obligations” or “CMOs”). These securities may be either “agency” or “non-agency,” meaning that they have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans may or may not meet such criteria and are sometimes referred to as “private label paper.”

The Adviser analyzes a variety of factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Adviser will also seek to invest in securities that have relatively low volatility.

The Fund may also invest in the securities of other investment companies that invest primarily in fixed income securities. The Fund may invest, without limitation, in corporate debt securities of any quality and maturity, including junk bonds, and securities that are not rated by any rating agencies. In selecting debt investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation. The Fund may, at times, hold illiquid securities. The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may invest in repurchase agreements and reverse repurchase agreements.

The Fund may also purchase over-the-counter and exchange-traded derivative instruments. The derivatives instruments that may be purchased by the Fund are swaps, futures, and options. The Fund will use these derivatives to manage risk associated with the Fund’s portfolio holdings. The Fund may use these derivatives to the fullest extent permissible under applicable law.

The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate an investment is no longer earning a return commensurate with its risk.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

•

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. The loss of money is a risk of investing in the Fund.

•

Mortgage-Backed and Asset-Backed Securities Risks. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

•

Fixed Income Securities Risks. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates could cause the prices of the Fund’s investments in fixed income securities to decline. Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due. The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. Junk Bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest, and to the extent the Adviser relies too heavily on those assessments without independently investigating the quality of the particular securities, such security may be subject to more of the risks described in this paragraph.

•

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in mutual funds, exchange-traded funds (“ETFs”), and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund generally invests in other investment companies that invest in fixed income securities, risks associated with investments in other investment companies will include fixed income securities risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

•

Liquidity Risks / Illiquidity Risks. The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund will not make investments in illiquid securities, to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

•

Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which the Fund will invest. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed above.

•	Investment Selection Risk. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund.

•

Borrowing Risk and Leverage Risk. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Reverse repurchase agreements that the Fund may engage in also create leverage. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

•

Repurchase Agreement Risk. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

•

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Specific risks that the Fund will seek to manage include the following: interest rate, yield curve, prepayment, liquidity, credit and market risks.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Class A shares. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 9.04% during the quarter ended March 31, 2012 and the lowest return for a quarter was 1.34% during the quarter ended June 30, 2012. The year to date return as of March 31, 2013 was 2.73%.

	One Year	Since Inception (June 28, 2011)
The Fund – Class A
Before Taxes	15.63%	14.93%
After Taxes on Distributions	13.34%	12.87%
After Taxes on Distributions and Sale of Fund Shares	10.05%	11.48%

Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.22%	5.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 625-3042, and performance data current to the most recent quarter-end may be accessed on the Fund’s website at www.angeloakmutualfunds.com.

Portfolio Management

Investment Adviser. Angel Oak Capital Advisors, LLC.

Portfolio Managers.

•	Brad A. Friedlander has been the Lead Portfolio Manager of the Fund since its inception in June, 2011. He is a Managing Partner of the Adviser.

•	Berkin Kologlu has been the Senior Portfolio Manager of the Fund since April, 2013. He is a Managing Director of the Adviser.

•	Ashish Negandhi has been the Portfolio Manager of the Fund since its inception in June, 2011. He is the Portfolio Manager of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
Class A and C: $1,000 for all account types	By Mail:	Angel Oak Multi-Strategy Income Fund
Institutional Shares: $1,000,000 for all account types There is no minimum amount for subsequent investments.		c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206
	By Phone:	(877) 625-3042

You may purchase or sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (877) 625-3042, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Angel Oak Multi-Strategy Income Fund (the “Fund”) is current income. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ advance notice of any change in the investment objective.

Principal Investment Strategies

The Angel Oak Multi-Strategy Income Fund (the “Fund”) invests primarily in asset-backed fixed income securities. The securities in which the Fund will invest will be backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund’s allocation of its assets into various asset classes within the asset-backed fixed income market will depend on the views of Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to the Fund, as to the best value relative to what is currently presented in the market place. From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities.

Currently, the Adviser anticipates focusing the Fund’s investments on non-agency, residential mortgage-backed securities. When selecting these types of investments for the Fund, the Adviser intends to focus on residential mortgage-backed securities that are collateralized by pools of Prime or Alternative-A (“Alt-A”) mortgages and that are seasoned (i.e., have a history of timely payments) (these securities are also known as “collateralized mortgage obligations” or “CMOs”).

Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alt-A, and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime.

Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) (previously the Office of Federal Housing Enterprise Oversight) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac (and are sometimes referred to as “private label paper”).

The Adviser analyzes a variety of factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Adviser will also seek to invest in securities that have relatively low volatility. The Adviser seeks to limit risk of principal by targeting assets that it considers undervalued.

The Fund may also invest in the securities of other investment companies that invest primarily in fixed income securities. The Fund may invest, without limitation, in corporate debt securities of any quality and maturity, including in high-yield securities (also known as “junk bonds”). The Fund may also invest in securities that are not rated by any rating agencies. In selecting debt investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation. Securities in which the Fund may invest may include primary issuances and securities that are currently trading in the secondary markets. The Fund may, at times, hold illiquid securities. The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may invest in repurchase agreements and reverse repurchase agreements.

The Fund may also purchase over-the-counter and exchange traded derivative instruments. The derivatives instruments that may be purchased by the Fund are swaps, futures, and options. Swaps are contracts whereby two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Specific swap agreements in which the Fund may engage include interest rate, total return, credit default, and synthetics swaps. A futures contact is a contract pursuant to which one party agrees to sell and another party agrees to purchase a specified quantity of a financial instrument at a specified point in the future. Specific types of futures contracts in which the Fund may engage include interest rate and bond futures. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. Specific options transactions in which the Fund may engage include credit spread options and interest rate options. The Fund will use these derivatives to manage risk associated with the Fund’s portfolio holdings. The Fund may use these derivatives to the fullest extent permissible under applicable law.

The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal, and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

•

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The loss of money is a risk of investing in the Fund.

•

Mortgage-Backed and Asset-Backed Securities Risks. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

•

Fixed Income Securities Risks. To the extent the Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments. These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid. If so, the Fund may need to liquidate some of its holdings and forgo the purchase of additional income-producing assets. Fluctuations in interest rates may affect the yield and value of the Fund’s investments in income-producing or fixed income or debt securities. Generally, if interest rates rise, the value of the Fund’s investments may fall. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. The Fund could lose money if it holds a fixed income security whose issuer is unable to meet its financial obligations. The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. Junk bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Securities convertible into debt securities are generally treated by the Fund as debt securities. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest. Credit rating agencies are compensated by the companies that they rate and therefore are subject to conflicts of interest. Moreover, credit rating agencies may not have complete or accurate information in making their rating decisions. To the extent the Adviser relies too heavily on those assessments without independently investigating the quality of the particular securities, such securities may be subject to more of the risks described in this paragraph.

•

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in mutual funds, exchange-traded funds (“ETFs”), and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund generally invests in other investment companies that invest in fixed income securities, risks associated with investments in other investment companies will include fixed income securities risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stop stock trading.

•

Liquidity Risks / Illiquidity Risks. The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund will not make investments in illiquid securities, to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

•

Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which the Fund will invest. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed above.

•	Investment Selection Risk. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund.

•

Borrowing Risk and Leverage Risk. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Reverse repurchase agreements that the Fund may engage in also create leverage. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

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Repurchase Agreement Risk. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

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Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Specific risks that the Fund will seek to manage include the following: interest rate, yield curve, prepayment, liquidity, credit and market risks.

•	Interest rate risk. This is the risk that the market value of bonds owned by the Fund will fluctuate as interest rates go up and down.

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Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

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Prepayment risk. This is the risk that the issuers of bonds owned by the Fund will prepay them at a time when interest rates have declined. Because interest rates have declined, the Fund may have to reinvest the proceeds in bonds with lower interest rates, which can reduce the Fund’s returns.

•	Liquidity risk. This is the risk that assets held by the Fund may not be liquid.

•	Credit risk. This is the risk that an issuer of a bond held by the Fund may default.

•	Market risk: This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by any government agency.

As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. The Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the Adviser, or if the Adviser believes that sufficient investment opportunities that meet the Fund’s investment criteria are not available. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with an investment objective of current income.

•	Investors who want exposure to the structured credit markets, including the mortgage-backed securities market.

•	Investors willing to accept the possible risk of loss of investment price.

Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

HOW TO BUY SHARES

Class A shares are available through registered broker-dealers, banks, advisors and other financial institutions. Class A shares are purchased at net asset value, plus an initial sales charge.

Class C shares are available through registered broker-dealers, banks, advisors and other financial institutions. Class C shares are purchased at net asset value without deducting a sales charge. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the Fund. The dealer of record receives a payment from the Fund’s distributor of 1.00% of the amount you invest in Class C shares. If you redeem your Class C shares within 12 months of purchase, you will be subject to a 1.00% contingent deferred sales charge (“CDSC”), based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Institutional Class shares require a minimum initial investment of $1,000,000. Institutional Class shares are not subject to any 12b-1 fees. Institutional Class shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase.

Each class of shares of the Fund has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and the length of time that you expect to invest.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in the Fund is $1,000 for all account types for Class A and C Shares and $1,000,000 for all account types for Institutional Shares. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
Angel Oak Multi-Strategy Income Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Angel Oak Multi-Strategy Income Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 625-3042 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Huntington Asset Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

1.	Your name

2.	The name on your account(s)

3.	Your account number(s)

4.	A check made payable to “Angel Oak Multi-Strategy Income Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (877) 625-3042 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at (877) 625-3042 to obtain the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at (877) 625-3042.

Distribution Plans

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and allows the Fund to pay for services provided to Fund shareholders (the “Class A Plan”). The Class A Plan allows Class A shareholders of the Fund to pay annual 12b-1 expenses of 0.25% of Class A average daily net assets.

The Fund has also adopted a plan under Rule 12b-1 Plan with respect to Class C Shares (the “Class C Plan”). The Class C Plan allows the Fund to pay a fee of 1.00% of Class C average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders).

With respect to both the Class A Plan and the Class C Plan, over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Sales Charges – Class A Shares

Class A Shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase Class A shares of the Fund without paying a sales commission. See “Purchases Without a Sales Charge.” The table below also shows the portion of the sales charge that may be re-allowed to the broker-dealer or financial intermediary through whom you purchased your Class A shares.

	Sales Charge as a % of:
Amount of Investment	Public Offering Price	Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.60%
$250,000 to $499,999	1.25%	1.27%	1.15%
$500,000 to $999,999	1.00%	1.01%	0.90%
$1,000,000 or more	None	None	None

Right of Accumulation – Class A Shares

Any “purchaser” (as defined below) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, his spouse and their children under the age of 21, purchasing Class A shares for his or their own account; or a trustee or other fiduciary purchasing Class A shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

Letter of Intent – Class A Shares

A Letter of Intent (the “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. The LOI provides that the first purchase following execution of the LOI must be at least 5% of the amount of the intended overall purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Fund’s transfer agent to obtain an LOI application at (877) 625-3042.

Shareholder’s Responsibility With Respect to Breakpoint Discounts

In order to obtain any of the Class A sales charge discounts set forth above, you must inform your financial adviser of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by family members at the time of purchase. You must inform your financial adviser of all shares of the Fund held (i) in your account(s) at the financial adviser, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISER OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent, and financial intermediaries may not maintain this information.

Purchases Without a Sales Charge – Class A

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

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Purchases by: (i) current and former officers, Trustees/Directors, and employees of the Angel Oak Multi-Strategy Income Fund, the Adviser, or any of the Adviser’s current affiliates and those that may in the future be created; (ii) legal counsel to the Angel Oak Multi-Strategy Income Fund; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

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Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Angel Oak Multi-Strategy Income Fund.

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Purchases for the benefit of the clients of brokers, dealers, and registered investment advisers if such brokers, dealers, or investment advisers have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

•	Purchases by financial institutions, acting as a fiduciary, investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class.

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Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

Waiver of Class A sales charge for financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor.

Contingent Deferred Sales Charge – Class C Shares

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve (12) months of purchase, based on the lower of the shares’ cost or current net asset value. Any Class C shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem Class C shares not subject to any charge. The Fund’s applicable CDSCs may also be waived under the following circumstances:

Redemptions in accordance with a systematic withdrawal plan

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Redemptions that result from the right to liquidate a shareholder’s account

Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Section 401(a) qualified retirement plan distributions

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

Section 401(a) qualified retirement plan redemptions

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

Periodic distributions from an individual retirement account

Periodic distributions from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

Returns of excess contributions due to any regulatory limit

Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

Distributions by other employee benefit plans

Distributions by other employee benefit plans to pay benefits.

Systematic withdrawals from a retirement account or qualified plan

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan1 as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

Distributions from an account of a redemption resulting from death or disability

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

[1]	Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Redemptions by certain legacy retirement assets

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase.

The Fund’s distributor receives the entire amount of any CDSC you pay. See the Fund’s Statement of Additional Information for additional information about the CDSC.

Website Disclosure

Information about sales charges, including sales load breakpoints, the Right of Accumulation and LOIs, is fully disclosed in this Prospectus, which is available, free of charge, on the Fund’s website at www.angeloakmutualfunds.com. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the website independent of the Prospectus.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) calendar day hold will be applied to the funds, (which means that you may not receive payment for your redeemed shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. As stated above, the Fund assesses a 1.00% CDSC against investment proceeds of Class C shares redeemed within one year of investment. If you redeem your shares through a broker-dealer or other financial institution, you may be charged a fee by that institution. You should consult with your broker-dealer or other financial institution for more information on these fees. Your investment may be subject to redemption fees for short-term trades as discussed below in “Fund Policy on Market Timing.”

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Angel Oak Multi-Strategy Income Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Angel Oak Multi-Strategy Income Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 625-3042 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (877) 625-3042. You must first complete the optional Telephone Redemption section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, and its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

By Wire. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

Redemptions in Kind

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Fund Policy on Market Timing

The Fund is not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Fund on behalf of investors. In addition, such activity can increase expenses as a result of higher trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.

Accordingly, the Board of Trustees has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund’s shares by shareholders. The Board reserves the right to refuse any purchase request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Board’s view, is likely to engage in excessive trading. If a purchase order with respect to the Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund.

Through May 31, 2013, future purchases into the Fund may be barred if a shareholder redeems shares of the Fund within a 30 day period from the last purchase into the Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Head Portfolio Manager or Chief Operating Officer, and such exceptions will be reported to the Board on a quarterly basis.

Effective June 1, 2013, future purchases into the Fund may be barred if a shareholder effects more than two round trips in shares of the Fund (meaning redemptions following a purchase) in excess of certain de minimis limits within a 30-day period. Shareholders effecting a round trip transaction in shares of the Fund in excess of the relevant de minimis threshold more than once within the above-referenced 30-day period may receive a communication from the Fund warning that the shareholder is in danger of violating the Board’s frequent trading policy.

In an attempt to detect and deter excessive trading in omnibus accounts, the Board or its delegates may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Board, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or that might be made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase and redemption orders to the Fund, and thus the Fund might have difficulty curtailing such activity. In addition, the Board reserves the right to delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 625-3042. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption; however, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without obtaining shareholder approval. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”) plus any applicable sales charge. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form. Because the Fund may hold portfolio securities that traded in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Adviser at a fair value, pursuant to guidelines established by the Board of Trustees. For example, the Adviser may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board of Trustees, the Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities; however, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation; thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. The Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Adviser continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio. To the extent the Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the net asset values of such mutual funds; the prospectuses for those mutual funds in which the Fund will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their net asset values.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends monthly. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described below.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividend and capital gain distribution checks are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividend and capital gain distribution checks issued by the Fund that are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Fund.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences. The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the Fund’s shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax adviser for advice about the federal, state, and local tax consequences to them of investing in the Fund.

The Fund expects to distribute all or substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

The Fund may invest in foreign securities against which foreign tax may be withheld. If more than 50% of the Fund’s assets are invested in foreign issuers including foreign ETFs or index mutual funds at the end of the year, the Fund’s shareholders might be able to claim a foreign tax credit with respect to foreign taxes withheld.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-eight percent (28%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax adviser to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

MANAGEMENT OF THE FUND

Adviser. Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 1080, Atlanta, Georgia 30305, serves as investment adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser was formed in May 2008. Angel Oak Capital Advisors, LLC provides advisory services to high net worth individuals and institutions. As of January 31, 2013, Angel Oak Advisors, LLC had assets under management of approximately $1.5 billion. Angel Oak Capital Advisors, LLC is controlled by Michael A. Fierman, Sreeniwas V. Prabhu and Brad A. Friedlander.

The Fund is required to pay the Adviser a fee equal to 1.50% of the Fund’s average daily net assets on the first $200 million in assets, 1.25% for the next $300 million in assets and 1.00% for any assets in excess of $500 million. A discussion of the factors that the Board of Trustees considered in approving the Fund’s advisory agreement is available in the Fund’s annual report for the fiscal period ended January 31, 2013. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) do not exceed 0.99% of net assets. The contractual agreement is effective through August 31, 2013. This contractual arrangement may be terminated only by mutual consent of the Adviser and the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. During the fiscal year ended January 31, 2013, the Fund paid the Adviser a management fee equal to 0.86% of the Fund’s average daily net assets, after fee waivers and reimbursement.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

Brad A. Friedlander is a Managing Partner of the Adviser, and he is the Lead Portfolio Manager of the Fund. Mr. Friedlander has 14 years of capital markets and asset management experience across an array of fixed income products. Prior to the Adviser, Mr. Friedlander spent five years as a portfolio manager with Washington Mutual in Seattle, Washington, where he managed over $8 billion across RMBS, ABS, US government and Agency portfolios. He also served as the chief strategist behind the institution’s $25 billion investment portfolio. Mr. Friedlander’s previous experience includes four years on the trading desk of J.P. Morgan in New York. Mr. Friedlander received a Bachelor’s degree in Economics from the University of Rochester.

Berkin Kologlu is a Managing Director of the Adviser and Senior Portfolio Manager of the Fund. Mr. Kologlu has 14 years’ experience in fixed income products and focuses on building and managing strategies within the Collateralized Loan Obligation (CLO) market. He spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic CDOs backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

Ashish Negandhi is a Managing Director of the Adviser and Portfolio Manager of the Fund. Mr. Negandhi has six years’ portfolio management experience in fixed income products. Prior to the Adviser, Mr. Negandhi spent two years building and managing the investment grade corporate bond and CLO fixed income portfolio of $1 billion to $2 billion at Washington Mutual in Seattle, Washington. As portfolio manager, he was involved with macro trading strategies, performance analysis against market benchmarks and monitoring credit default and interest rate risk for the portfolio. Mr. Negandhi also worked as a Program Manager at Amazon in Seattle, where he led the Internal Fraud Prevention and Detection program for Amazon’s payment and financial systems. Mr. Negandhi received a MBA from University of Washington and Bachelor’s degree in Computer Science from Georgia College.

The Fund’s SAI provides additional information about the Fund’s portfolio managers, including their compensation structure, other accounts managed, and ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

Angel Oak Multi-Strategy Income Fund

Financial Highlights

(For a share outstanding throughout each period)

Class A	2012 (b)		2013
Net asset value, beginning of period	$10.00		$10.67

Net investment income	0.26		0.60
Net realized and unrealized gain (loss) on investments	0.63	(c)	1.74

Total from investment operations	0.89		2.34

Distributions from net investment income	(0.22)		(0.61)
Distributions from net realized gain on investment transactions	—		(0.05)

Total distributions	(0.22)		(0.66)

Net asset value, end of period	$10.67		$12.35

Total Return (a)	8.95	%(d)	22.57%
Net assets, at end of period (000 omitted)	$26,255		$486,444
Ratio of expenses to average net assets	2.45%	(e)(f)	1.60% (h)
Ratio of expenses to average net assets before waiver & reimbursement	3.38%	(e)(g)	2.23% (i)
Ratio of net investment income to average net assets	5.29%	(e)	5.02%
Ratio of net investment income to average net assets before waiver & reimbursement	4.36%	(e)	4.39%
Portfolio turnover rate	17.85%	(d)	54.56%

Class C	2013 (j)
Net asset value, beginning of period	$11.03

Net investment income	0.47
Net realized and unrealized gain (loss) on investments	1.30

Total from investment operations	1.77

Distributions from net investment income	(0.44)
Distributions from net realized gain on investment transactions	(0.05)

Total distributions	(0.49)

Net asset value, end of period	$12.31

Total Return (a)	16.39	%(d)
Net assets, at end of period (000 omitted)	$22,821
Ratio of expenses to average net assets	2.33%	(e)(k)
Ratio of expenses to average net assets before waiver & reimbursement	2.91%	(e)(l)
Ratio of net investment income to average net assets	4.12%	(e)
Ratio of net investment income to average net assets before waiver & reimbursement	3.55%	(e)
Portfolio turnover rate	54.56%

Institutional Class	2013 (m)
Net asset value, beginning of period	$11.71

Net investment income	0.25
Net realized and unrealized gain (loss) on investments	0.65

Total from investment operations	0.90

Distributions from net investment income	(0.22)
Distributions from net realized gain on investment transactions	(0.05)

Total distributions	(0.27)

Net asset value, end of period	$12.34

Total Return (a)	7.75	%(d)
Net assets, at end of period (000 omitted)	$445,187
Ratio of expenses to average net assets	1.34%	(e)(n)
Ratio of expenses to average net assets before waiver & reimbursement	1.89%	(e)(o)
Ratio of net investment income to average net assets	5.07%	(e)
Ratio of net investment income to average net assets before waiver & reimbursement	4.52%	(e)
Portfolio turnover rate	54.56%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period June 28, 2011 (commencement of operations for Class A) to January 31, 2012.

(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)	Not annualized.
(e)	Annualized.
(f)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 2.25%.
(g)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 3.18%.
(h)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 1.26%.
(i)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 1.90%.
(j)	For the period March 14, 2012 (commencement of operations for Class C) to January 31, 2013.
(k)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 2.00%.
(l)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 2.56%.
(m)	For the period August 16, 2012 (commencement of operations for Institutional Class) to January 31, 2013.
(n)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 0.99%.
(o)	Ratio includes interest expense. Had there been no interest expense, the ratio would have been 1.54%.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While this Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at (877) 625-3042 or obtain a copy online at www.angeloakmutualfunds.com. You may also request other information about the Fund and make shareholder inquiries. The requested documents will be sent within three business days of receipt of the request.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-22208